UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2018

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter) (Address of Principal Executive Offices) (Zip Code) (Telephone Number)	(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)
1-9516	ICAHN ENTERPRISES L.P.	Delaware	13-3398766
767 Fifth Avenue, Suite 4700 New York, NY 10153 (212) 702-4300

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P.	Delaware	13-3398767
767 Fifth Avenue, Suite 4700 New York, NY 10153 (212) 702-4300

N/A
    (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.    Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On December 18, 2018, the Board of Directors of Icahn Enterprises G.P. Inc. (“Icahn Enterprises G.P.”), the general partner of Icahn Enterprises L.P. (“Icahn Enterprises”), expanded the size of the Board to seven and appointed Michael Nevin to serve as a director of Icahn Enterprises G.P.

Mr. Nevin, age 35, has been employed as a Managing Director at Icahn Enterprises since June 2018. From July 2015 to June 2018, Mr. Nevin served as a Financial Analyst at Icahn Enterprises. Mr. Nevin is responsible for analyzing and monitoring portfolio companies for Icahn Enterprises. Prior to joining Icahn Enterprises, Mr. Nevin was employed by Jefferies LLC as a Research Analyst from 2014 to 2015 covering the utilities sector. Mr. Nevin was also employed by JP Morgan Investment Bank in various roles from 2009 to 2014, most recently as an Associate from 2012 to 2014. Mr. Nevin is married to the daughter of Carl C. Icahn, the Chairman of the Board of Icahn Enterprises. Mr. Nevin has been a director of: Viskase Companies, Inc., a subsidiary of Icahn Enterprises that is engaged in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry, since April 2017; Ferrous Resources Limited, a subsidiary of Icahn Enterprises that develops mining operations and related infrastructure to produce and sell iron ore products to the global steel industry, since December 2016; and Conduent Incorporated, a provider of business process outsourcing services, since December 2016. Icahn Enterprises has a non-controlling interest in Conduent through the ownership of securities. Mr. Nevin was previously a director of former Icahn Enterprises subsidiaries American Railcar Industries, Inc., a railcar manufacturing company, from February 2017 through its sale in December 2018, and Federal-Mogul LLC, a supplier of automotive powertrain and safety components, from February 2016 through its sale in October 2018. Mr. Nevin received his B.S. from Drexel University.

There are no arrangements or understandings between Mr. Nevin and any other persons pursuant to which he was selected as director and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ SungHwan Cho
SungHwan Cho
Chief Financial Officer

Date:   December 18, 2018

ICAHN ENTERPRISES HOLDINGS L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ SungHwan Cho
SungHwan Cho
Chief Financial Officer

Date:   December 18, 2018

2